BUY396
                              PROSPECTUS SUPPLEMENT
                              DATED MARCH 28, 1996

                            FRANKLIN'S INCOME SERIES
                             Dated February 1, 1996
                 FRANKLIN'S U.S. GOVERNMENT SECURITIES SERIES
                             Dated February 1, 1996
                      FRANKLIN INVESTMENT GRADE INCOME FUND
                             Dated February 1, 1996
 (each as may be further amended and supplemented from time-to-time)

The section titled "How to Buy Shares of the Fund" is modified in the following respects:

      I. The following replaces the discussion under categories (xi) and
      (xii) regarding investors qualifying to purchase shares of the Fund at net asset value:

            (xi) trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $1 million or more, without regard to where such assets are currently invested; or

            (xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of the Fund under this privilege if they meet the requirements for Designated Retirement Plans and those described under "Group Purchases," above.

      II. IF YOU QUALIFY TO BUY SHARES AT NET ASSET VALUE, PLEASE SPECIFY IN WRITING THE PRIVILEGE THAT APPLIES TO YOUR PURCHASE AND INCLUDE THAT WRITTEN STATEMENT WITH YOUR PURCHASE ORDER. WE WILL NOT BE RESPONSIBLE FOR PURCHASES THAT ARE NOT MADE AT NET ASSET VALUE IF THIS WRITTEN STATEMENT IS NOT INCLUDED WITH YOUR ORDER.

      III. The following is added under "Other Payments to Securities
      Dealers":

Payments by Distributors or one of its affiliates to securities dealers of up to 1% of the purchase price of Class I shares (purchased at net asset value), may not be made to the extent payments might be used to offset administration or recordkeeping costs for retirement plans or circumstances suggest that plan sponsors or administrators might use or otherwise allow the use of Rule 12b-1 fees to offset such costs.